                                                                Exhibit 10.5.2.3

               AMENDMENT TO THE DISTRIBUTION AND LICENSE AGREEMENT
                                     BETWEEN
                         ASK JEEVES INTERNATIONAL, INC.
                                       AND
                        KABUSHIKI KAISHA ASK JEEVES JAPAN

      This Amendment to the Distribution and License Agreement between Ask Jeeves International, Inc., and Kabushiki Kaisha Ask Jeeves Japan, dated August 31, 2000, (the "License Agreement") is entered into this 1st day of January, 2002.

      -     The Initial Agreed Fee

      |X| The following provision is added to the Subsection a of Section 5 of the License Agreement: "The Initial Agreed Fee for the rights granted under the Agreement, including those rights relating to the Source Code and all Updates, are:

                        Component                                  Price
                        ---------                                  -----
        > Jeeves Popularity Engine                                  $|*|

        > Jeeves OOSE                                               $|*|

        > Jeeves Directory                                          $|*|

        > Jeeves Shopping                                           $|*|

        > Jeeves Text Sponsorship                                   $|*|

        > Jeeves QAE & Jeeves Research Assistant                    $|*|

        > Jeeves Answer Exchange                                    $|*|

        > Jeeves Insight                                            $|*|

        > Jeeves Live                                               $|*|

        > Jeeves Advisor                                            $|*|

                         Total                                      $|*|

      All other terms and conditions of the License Agreement shall continue in full force and effect consistent with the amendments agreed to herein.

      IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment as of the date first written above.

      KABUSHIKI KAISHA ASK JEEVES JAPAN        ASK JEEVES INTERNATIONAL, INC.

      By: /s/ Yoshiharu Yamanaka               By: /s/ Steve Sordello
         --------------------------------         -----------------------------

      Name: Yoshiharu Yamanaka                 Name: Steve Sordello
           ------------------------------           ---------------------------
      Title:  CEO                              Title:   CEO
            -----------------------------            --------------------------


                                               Approved Financial /s/ illegible
                                                                  -------------
                                                                  Initial/Date

                                                  Approved Legal /s/ illegible
                                                                 --------------
                                                                  Initial /Date

-------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.